ACM GOVERNMENT OPPORTUNITY FUND

SEMI-ANNUAL REPORT
JANUARY 31, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                          ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

March 22, 1999

Dear Shareholder:

We are pleased to report to you on our performance, investment strategy and outlook of the ACM Government Opportunity Fund (the Fund).


INVESTMENT RESULTS
The following table shows how your Fund performed over the past six- and 12-month periods ended January 31, 1999. For comparison, we have also included performance for the Fund's benchmark, as represented by the Lehman Brothers Aggregate Bond Index, which is a standard measure of the performance of a basket of unmanaged debt securities.

Over the past six- and 12-month periods, your Fund underperformed its benchmark. Although our U.S. Treasury allocation posted strong gains, the Fund's exposure to emerging market debt dampened performance. As a result of the currency devaluation and debt default in Russia, emerging market debt was the worst performing fixed income asset class over the six- and 12-month periods ended January 31, 1999.

However, we believe that the worst of the emerging market turmoil is behind us, and, as a result, there are now many investment opportunities in those markets. To take advantage of such opportunities, we have increased our portfolio allocation to non-U.S. government securities. In particular, we have increased positions in Argentinean and Mexican debt, which we believe will benefit from positive economic reforms and growth.


INVESTMENT RESULTS*
Periods Ended January 31, 1999

                                            TOTAL RETURNS
                                      6 MONTHS      12 MONTHS
                                     ---------      ---------

ACM GOVERNMENT OPPORTUNITY FUND          3.15%        3.52%

LEHMAN BROTHERS AGGREGATE BOND INDEX     5.10%        8.08%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES.

ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    THE LEHMAN BROTHERS (LB) AGGREGATE BOND INDEX IS COMPOSED OF THE LB MORTGAGE-BACKED SECURITIES INDEX, THE LB ASSET-BACKED SECURITIES INDEX AND THE LB GOVERNMENT/CORPORATE BOND INDEX. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


MARKET OVERVIEW
During the six-month period ended January 31, 1999, global markets experienced volatility as financial and economic turmoil, spreading from Asia to Russia and Latin America, elevated concerns about a global economic slowdown. However, interest rate cuts by the Federal Reserve and central banks throughout the world, along with stronger than expected U.S. economic growth, stemmed the downward trend. Financial markets recovered, lead by equity markets.

Despite global turmoil, the United States continued on a path of robust growth driven by domestic consumer demand. Manufacturing, however, remained weak as world export markets declined. Inflation and unemployment remained historically low throughout the period. The Federal Reserve lowered interest rates from 5.50% to 4.75% at the beginning of the period when the risk of slowing economic growth outweighed the risk of rising inflation.

The U.S. bond market posted solid gains over the period as investors fled more risky markets for the safety of fixed income assets. The Treasury market, regarded as the safest of safe havens, was the chief beneficiary of this flight to quality. However, after interest rates were cut and markets stabilized, the Treasury market lost its safe haven appeal, and investors moved back into higher yielding assets. Strong U.S. economic growth, along with solid corporate earnings, helped the corporate and high yield sectors recover in the last three months of the period. Among the U.S. bond market sectors, the Treasury sector performed best and the high yield sector performed worst over the six-month period.

In the emerging markets, debt prices fell over the six-month period. At the beginning of the period, the Russian


1


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

government devalued the ruble and defaulted on its domestic debt. This move by the Russian government led to a general sell-off of emerging market assets as investors moved to lower their risk exposure. Subsequently, investor concern shifted to Brazil, which, like Russia, had a semi-fixed currency regime and deficits in both its fiscal and current accounts. After reaching a low in September of 1998, emerging market debt prices rebounded as the U.S. and other countries began easing monetary policy. In January of 1999, emerging market debt prices fell once again when Brazil devalued the real.

During the six-month period, South Korean debt posted the best performance, while Russia posted the worst performance among emerging debt markets. South Korea's investment grade rating, along with its current account surpluses and prudent debt management, has sheltered the country from market volatility. In Latin America, Ecuador, followed by Brazil, was the worst performing debt market. Ecuador suffered from a currency devaluation, low oil prices and political uncertainty.


INVESTMENT STRATEGY
Over the six-month period ended January 31, 1999, we maintained a longer interest rate duration than the market, generally employing U.S. Treasury holdings with maturities of 10 years or more. We opportunistically employed securities issued in foreign countries to enhance portfolio yield. Government debt was held in Argentina, New Zealand, Ecuador, Australia and Brazil, among others.


OUTLOOK
We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, global growth will continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to moderate from the robust rate of the fourth quarter with growth estimates centered around 3.3% for 1999. Further interest rate reductions by the Federal Reserve are not imminent, however, U.S. interest rates, as well as inflation, will remain low, and the U.S. Treasury market will continue to provide a safe haven during times of volatility.

In the emerging markets, increased uncertainty has been generated by the change in Brazil's exchange rate policy. Spreads on emerging market debt have widened considerably as a result, weakening growth prospects for Latin America. Furthermore, we remain concerned about the effects that slower global growth and low commodity prices will have on emerging markets. In this environment, we expect emerging market debt prices to remain volatile with periods of improved sentiment, triggered by stimulative policies in developed countries, interspersed with episodes of weakness, as investors lose confidence in the pace of reforms in emerging countries and Japan.

We remain positive in our view on Mexico and Argentina, as economic policy in each country remains quite strong and their long-term trend toward improving credit fundamentals remains intact. Although the turmoil in Brazil may negatively affect Mexico's asset prices, we do not expect the impact to be either great or long term.

Thank you for your continued interest and investment in the ACM Government Opportunity Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Wayne D. Lyski
Senior Vice President


2


PORTFOLIO OF INVESTMENTS
JANUARY 31, 1999 (UNAUDITED)                    ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                                 PRINCIPAL
                                                   AMOUNT
                                                    (000)       U.S. $ VALUE
-------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS-83.1%
U.S. TREASURY BONDS-35.7%
  8.125%, 8/15/19 (a)                          US $  7,900      $10,605,750
  10.75%, 8/15/05 (a)                                4,000        5,327,500
  13.75%, 8/15/04 (a)                                4,500        6,450,471
  14.00%, 11/15/11 (a)                              10,500       16,576,875
                                                                 38,960,596

U.S. TREASURY NOTES-29.3%
  5.75%, 8/15/03 (a)                                 2,900        3,031,408
  6.25%, 10/31/01 (a)                                9,030        9,399,670
  6.50%, 8/15/05 (a)                                 2,450        2,693,469
  6.875%, 5/15/06 (a)                                6,600        7,458,000
  7.875%, 11/15/04 (a)                               4,000        4,637,500
  12.75%, 11/15/10 (a)                               3,250        4,707,423
                                                                 31,927,470

MORTGAGE RELATED SECURITIES-10.2%
Government National Mortgage Association
  6.50%, 1/15/29 TBA                                 2,750        2,786,064
Federal National Mortgage Association
  6.00%, 1/01/14 TBA                                 2,750        2,762,072
  6.00%, 1/01/29                                     2,764        2,736,864
  8.00%, 6/01/28                                     2,750        2,864,030
                                                                  8,362,966

U.S. TREASURY STRIP-7.9%
  Zero coupon, 5/15/15                              21,000        8,665,713

Total U.S. Government and Agency Obligations
  (cost $87,338,233)                                             90,702,809

SOVEREIGN DEBT OBLIGATIONS-19.5%
ARGENTINA-3.1%
Province of Tucuman
  9.45%, 8/01/04 (b)                                   822          653,038
Republic of Argentina
  11.00%, 12/04/05                                   3,000        2,733,750
  Warrants expiring
  12/03/99 (c)                                       3,000            7,500
                                                                  3,394,288

AUSTRALIA-2.2%
Australian Government
  8.75%, 8/15/08                               AU $  3,000        2,409,918

BRAZIL-1.1%
Republic of Brazil
  10.125%, 5/15/27                             US    2,000        1,207,600

CHINA-1.8%
People's Republic of China
  7.30%, 12/15/08                                    2,000        1,902,688

COLOMBIA-2.7%
Republic of Colombia
  8.625%, 4/01/08                                    3,500        2,992,500

GREECE-2.3%
Hellenic Republic
  8.90%, 4/01/03                              GRD  660,000        2,521,203

MEXICO-1.0%
Mexican Treasury Bill
  20.18%, 5/06/99 (d)                         MXP   12,500        1,131,508

NEW ZEALAND -2.8%
New Zealand Government
  10.00%, 3/15/02                              NZ $  5,000        3,066,044

RUSSIA-0.3%
Russian
  IAN FRN
  5.969%, 12/15/15                             US $     67           6,486
Russian Principal Loans FRN
  6.625%, 12/15/20 (e)                               4,000          295,000
                                                                    301,486
SOUTH AFRICA-2.2%
Development Bank of South Africa
  Zero coupon, 12/31/27                            120,000          397,680
European Bank for Reconstruction and
  Development
  Zero coupon, 12/31/29                            125,000          434,963
International Bank for Reconstruction
  and Development
  Zero coupon, 12/31/25                            200,000          961,060
  Zero coupon, 2/17/26                              60,000          282,353
  Zero coupon, 7/14/27                              75,000          325,601
                                                                  2,401,657
Total Sovereign Debt Obligations
  (cost $27,438,361)                                             21,328,892


3


PORTFOLIO OF INVESTMENTS (CONTINUED)            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________


                                                 PRINCIPAL
                                                   AMOUNT
                                                    (000)       U.S. $ VALUE
-------------------------------------------------------------------------------

COLLATERALIZED BRADY BOND-(F) 1.9%
ECUADOR-1.9%
Republic of Ecuador
  Euro Par Bonds
  3.50%, 2/28/25 (g)
  (cost $2,391,792)                            US   $5,000     $  2,094,000

NON-COLLATERALIZED BRADY BOND-1.2%
BRAZIL-1.2%
Republic of Brazil C - Bonds
  8.00%, 4/15/14 (h)
  (cost $1,585,427)                                  2,355        1,257,227

TIME DEPOSIT-1.8%
Bank of New York
  4.313%, 2/01/99
  (cost $1,957,000)                            US   $1,957     $  1,957,000
                                                               ------------

TOTAL INVESTMENTS-107.5%
  (cost $120,710,813)                                           117,339,928
Other assets less liabilities-(7.5%)                             (8,209,603)
                                                               ------------

NET ASSETS-100%                                                $109,130,325


(a) Securities, or portion thereof, with an aggregate market value of $70,888,066 have been segregated to collateralize forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, this security amounted to $653,038 or 0.6% of net assets.

(c)  Non-income producing security.

(d)  Annualized yield to maturity at purchase date.

(e)  Paid-in-kind in Russian IAN's.

(f) Sovereign debt obligation issued as part of debt restructuring that is collateralized in full as to principal due at maturity by a U.S. Treasury zero coupon obligation which has the same maturity as the Brady Bond.

(g) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at January 31, 1999.

(h)  Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.

     Glossary of Terms:
     FRN - Floating Rate Note
     IAN - Interest Arrears Note
     TBA - To Be Announced

     See notes to financial statements.


4


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1999 (UNAUDITED)                    ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

ASSETS:
  Investments in securities, at value (cost $120,710,813)         $117,339,928
  Cash                                                                   1,004
  Receivable for investment securities sold                          7,853,023
  Interest receivable                                                2,339,575
  Net unrealized appreciation of forward exchange currency
    contracts                                                           41,132
  Other assets                                                           4,140
  Total assets                                                     127,578,802

LIABILITIES:
  Payable for investment securities purchased                       18,208,336
  Advisory fee payable                                                  82,734
  Administration fee payable                                            15,438
  Accrued expenses                                                     141,969
  Total liabilities                                                 18,448,477

NET ASSETS:                                                       $109,130,325

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    130,719
  Additional paid-in capital                                       112,970,688
  Undistributed net investment income                                   49,284
  Accumulated net realized loss on investment and
    foreign currency transactions                                     (694,875)
  Net unrealized depreciation on investments and
    foreign currency denominated assets and liabilities             (3,325,491)
                                                                  $109,130,325

NET ASSET VALUE PER SHARE (based on 13,071,872 shares
  outstanding)                                                           $8.35


See notes to financial statements.


5


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)
                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                          $4,545,997

EXPENSES
  Advisory fee                                      $  414,694
  Administrative fee                                    82,939
  Custodian                                             59,234
  Audit and legal                                       29,144
  Transfer agency                                       23,068
  Directors' fees                                       17,013
  Printing                                              13,520
  Miscellaneous                                         17,321
  Total expenses                                                       656,933
  Net investment income                                              3,889,064

REALIZED AND UNREALIZED GAIN (LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       2,080,092
  Net realized loss on foreign currency
    transactions                                                      (400,721)
  Net change in unrealized depreciation of:
  Investments                                                       (2,263,368)
  Foreign currency denominated assets and
    liabilities                                                        (90,677)
  Net loss on investments and foreign
    currency transactions                                             (674,674)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 3,214,390


See notes to financial statements.


6


STATEMENT OF CHANGES IN NET ASSETS              ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                              SIX MONTHS ENDED    YEAR ENDED
                                              JANUARY 31, 1999     JULY 31,
                                                 (UNAUDITED)         1998
                                              ---------------- ----------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                          $  3,889,064     $  7,660,642
  Net realized gain on investments and
    foreign currency transactions                   1,679,371        2,829,922
  Net change in unrealized depreciation
    of investments and foreign
    currency denominated assets and
    liabilities                                    (2,354,045)      (3,845,833)
   Net increase net assets from operations           3,214,390        6,644,731

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income                            (4,117,648)      (7,660,642)
  Distributions in excess of net
    investment income                                      -0-        (574,642)
  Distributions from net realized gain
    on investments                                   (281,054)              -0-
  Total decrease                                   (1,184,312)      (1,590,553)

NET ASSETS
  Beginning of year                               110,314,637      111,905,190
  End of period (including undistributed
    net investment income $49,284 and
    $277,868, respectively)                       $109,130,325    $110,314,637


See notes to financial statements.


7


NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1999 (UNAUDITED)                    ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.


8


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS") an affiliate of the Adviser, the Fund reimburses AFS for costs related to servicing phone inquiries for the Fund. During the six months ended January 31, 1999, there was no reimbursement paid to AFS.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $40,906,555 and $29,828,380, respectively, for the six months ended January 31, 1999. There were purchases of $97,087,001 and sales of $108,278,028 of U.S. government and government agency obligations for the six months ended January 31, 1999.

At January 31, 1999, the cost of investments for federal income tax purposes was $120,710,813. Accordingly, gross unrealized appreciation of investments was $3,591,120 and gross unrealized depreciation of investments was $6,962,005 resulting in net unrealized depreciation of $3,370,885 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1998 of $949,604, which will expire in the year 2004.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

At January 31, 1999, the Fund had outstanding forward exchange currency contracts as follows:


                             CONTRACT     VALUE ON      U.S $      UNREALIZED
                              AMOUNT    ORIGINATION    CURRENT    APPRECIATION/
                              (000)         DATE        VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Australian Dollars,
  settling 3/16/99             3,650    $2,314,371    $2,293,610       $20,761
Euro,
  settling 2/17/99             2,173     2,543,478     2,471,034        72,444
New Zealand Dollars,
  settling 3/16/99             5,777     3,018,961     3,114,568       (95,607)
Norwegian Krone,
  settling 2/09/99            31,178     4,174,712     4,131,178        43,534
                                                                       -------
                                                                       $41,132

2. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.

There were no options written for the six months ended January 31, 1999.


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized, of which 13,071,872 shares were outstanding at January 31, 1999. During the six months ended January 31, 1999 and the year ended July 31, 1998, the Fund did not issue shares in connection with the dividend reinvestment plan.


10


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

NOTE E: YEAR 2000
Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing failures. This is commonly known as the year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that Alliance, the Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), the Fund's registrar transfer agent and dividend disbursing agent (collectively, Alliance), began to address the year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.


11


FINANCIAL HIGHLIGHTS                            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                               ENDED
                                            JANUARY 31,                           YEAR ENDED JULY 31,
                                               1999      ---------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $8.44        $8.56        $8.00        $7.92        $8.12        $9.92

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .30          .59          .58          .53          .59          .68
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.05)        (.08)         .58          .13           -0-        (.89)
Net increase (decrease) in net asset value
  from operations                                .25          .51         1.16          .66          .59         (.21)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.32)        (.59)        (.58)        (.56)        (.48)        (.68)
Distributions in excess of net investment
  income                                          -0-        (.04)        (.02)          -0-          -0-          -0-
Distributions from net realized gains           (.02)          -0-          -0-          -0-          -0-        (.61)
Tax return of capital distribution                -0-          -0-          -0-        (.02)        (.31)        (.30)
Total dividends and distributions               (.34)        (.63)        (.60)        (.58)        (.79)       (1.59)
Net asset value, end of period                 $8.35        $8.44        $8.56        $8.00        $7.92        $8.12
Market value, end of period                    $7.875      $7.9375       $7.875       $7.00        $7.50        $8.125

TOTAL RETURN
Total investment return based on: (a)
  Market value                                  3.44%        8.90%       21.95%        1.08%        2.85%       (2.66)%
  Net asset value                               3.15%        6.52%       15.99%        9.40%        8.67%       (3.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $109,130     $110,315     $111,905     $104,546     $103,558     $105,830
Ratio of expenses to average
  net assets                                    1.19%(b)     1.18%        1.27%        1.28%        1.18%        1.20%
Ratio of net investment income to
  average net assets                            7.03%(b)     6.89%        7.00%        6.42%        7.62%        7.50%
Portfolio turnover rate                          119%         230%         407%         375%         228%         297%



(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b)  Annualized.


12


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
CHRISTIAN G. WILSON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
53 State Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

CUSTODIAN
BANK OF NEW YORK
One Wall Street
New York, New York 10286

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


13


ACM GOVERNMENT OPPORTUNITY FUND
Summary of General Information

THE FUND
ACM Government Opportunity Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income. Its secondary objective is capital appreciation. The Fund invests principally in U.S. Government obligations. The Fund also has the flexibility to invest its assets in securities of selected foreign governments (maximum 35%) and equity securities (maximum 20%). Additionally, the Fund may use certain other investment techniques, including options and futures contracts. The investment adviser of the Fund is Alliance Capital Management L.P.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Bond Funds."

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund Shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group, Inc. at 1-800-331-1710.

ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

OPPSR